UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

AB FIXED INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

ANNUAL REPORT

AB FIXED-INCOME SHARES, INC.

GOVERNMENT STIF PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund publishes its holdings on a monthly basis at www.abglobal.com and files them with the Securities and Exchange Commission on Form N-MFP. The Fund’s Form N-MFP filings for the relevant month-end may be viewed at www.sec.gov or via a link on the “Portfolio Holdings” page on www.abglobal.com. For the second and fourth fiscal quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,001.60	$0.05	0.01%
Hypothetical**	$1,000	$1,024.81	$0.05	0.01%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB FIXED-INCOME SHARES, INC. •	1

Expense Example

PORTFOLIO OF INVESTMENTS

April 30, 2016

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
U.S. Government & Government Sponsored Agency Obligations – 77.8%
Federal Farm Credit Bank
5/19/16(a)	0.300%	$15,000	$15,000,285
6/02/16(a)	0.310%	49,675	49,678,506
6/06/16(a)	0.310%	10,000	10,000,674
6/13/16	0.310%	15,000	15,001,661
6/27/16	0.330%	5,000	5,001,432
6/28/16(a)	0.330%	15,000	15,000,323
7/13/16(a)	0.340%	10,000	10,001,203
8/16/16(a)	0.360%	50,000	50,000,000
8/26/16(a)	0.370%	29,500	29,507,097
8/23/16	0.390%	9,000	9,003,049
9/14/16(a)	0.390%	12,000	12,004,383
11/14/16(a)	0.420%	20,000	19,994,680
11/15/16(a)	0.420%	18,500	18,500,026
9/08/16	0.430%	10,000	10,000,699
11/29/16(a)	0.430%	14,000	13,994,643
12/01/16(a)	0.430%	50,000	49,977,908
12/09/16(a)	0.440%	100,000	99,994,574
1/30/17(a)	0.460%	79,500	79,500,000
2/13/17(a)	0.460%	25,000	24,993,146
2/16/17(a)	0.460%	85,000	84,997,350
9/19/16	0.470%	3,000	3,005,999
2/21/17(a)	0.470%	150,000	149,994,792
3/29/17(a)	0.470%	500	499,724
5/24/17(a)	0.510%	505	504,922
Federal Farm Credit Discount Notes
5/27/16	0.250%	11,149	11,146,544
6/16/16	0.290%	19,800	19,790,133
9/07/16	0.390%	24,200	24,165,313
9/16/16	0.390%	10,000	9,980,833
10/03/16	0.420%	50,000	49,898,819
Federal Home Loan Bank Discount Notes
5/11/16	0.250%	50,000	49,994,611
5/13/16	0.250%	50,000	49,993,333
6/01/16	0.290%	97,700	97,662,866
6/03/16	0.290%	100,000	99,950,500
6/08/16	0.290%	150,000	149,924,528
6/10/16	0.290%	50,000	49,963,889
6/15/16	0.290%	175,000	174,892,625
6/22/16	0.290%	259,000	258,858,720
6/24/16	0.290%	100,000	99,944,800
7/05/16	0.320%	15,000	14,991,333
7/06/16	0.320%	50,264	50,224,497
7/08/16	0.320%	50,000	49,945,694

2	• AB FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

7/13/16	0.320%	$55,000	$54,935,426
7/27/16	0.320%	100,000	99,916,384
8/10/16	0.350%	50,000	49,931,264
9/14/16	0.390%	50,000	49,890,444
9/21/16	0.390%	100,000	99,797,814
10/14/16	0.420%	50,000	49,890,025
10/26/16	0.420%	50,000	49,885,042
10/28/16	0.420%	50,000	49,884,000
Federal Home Loan Bank
5/04/16(a)	0.290%	150,000	149,999,970
6/03/16	0.290%	50,000	49,981,667
6/10/16	0.290%	100,000	99,956,666
6/17/16	0.290%	50,000	49,975,847
5/13/16(a)	0.300%	100,000	100,000,000
5/16/16(a)	0.300%	100,000	100,000,000
5/25/16(a)	0.300%	50,000	49,999,363
6/01/16(a)	0.310%	25,000	24,999,597
6/24/16	0.310%	11,190	11,189,767
7/08/16	0.320%	11,500	11,492,723
7/22/16	0.320%	50,000	49,960,708
7/29/16	0.320%	100,000	99,915,944
5/20/16(a)	0.330%	90,000	90,000,765
6/23/16(a)	0.330%	25,000	25,001,352
7/21/16(a)	0.360%	65,000	64,993,265
7/22/16(a)	0.360%	19,580	19,580,380
7/26/16(a)	0.370%	30,000	30,000,000
8/01/16(a)	0.370%	50,000	50,000,000
8/02/16(a)	0.380%	50,000	49,999,350
8/19/16(a)	0.380%	100,000	100,001,726
8/25/16(a)	0.380%	19,520	19,521,974
8/26/16(a)	0.380%	65,000	65,010,577
8/26/16(a)	0.390%	64,650	64,650,805
8/08/16(a)	0.400%	50,000	50,000,000
8/17/16(a)	0.400%	38,920	38,930,953
12/21/16(a)	0.490%	100,000	100,000,000
1/09/17(a)	0.500%	50,000	50,000,000
3/21/17(a)	0.520%	50,000	50,000,000
Federal Home Loan Mortgage Corp.
5/13/16	0.220%	17,287	17,288,322
5/27/16	0.250%	64,081	64,180,034
7/18/16	0.320%	9,350	9,453,073
8/24/16(a)	0.380%	14,550	14,550,332
7/21/16(a)	0.410%	9,000	9,000,638
8/25/16	0.490%	2,134	2,144,839
10/14/16	0.540%	28,782	28,836,376
Federal Home Loan Mortgage Corp. Discount Notes
6/13/16	0.290%	1,600	1,599,331
6/17/16	0.290%	1,132	1,131,483

AB FIXED-INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

7/05/16	0.320%	$2,000	$1,998,736
7/13/16	0.320%	98,800	98,713,852
7/22/16	0.320%	1,500	1,498,582
8/05/16	0.350%	116,960	116,829,005
8/26/16	0.350%	13,000	12,984,790
9/02/16	0.390%	23,400	23,360,506
Federal National Mortgage Association
7/25/16(a)	0.360%	36,847	36,854,144
8/15/16(a)	0.370%	38,000	38,008,321
8/26/16(a)	0.380%	13,190	13,193,145
8/26/16	0.410%	13,259	13,267,207
11/21/16(a)	0.450%	10,000	10,019,398
9/28/16	0.480%	2,865	2,874,203
9/21/16	0.490%	1,025	1,031,402
9/15/16	0.500%	997	1,014,399
1/30/17	0.590%	2,222	2,232,743
Federal National Mortgage Association Discount Notes
5/23/16	0.250%	30,000	29,993,033
6/01/16	0.290%	25,000	24,989,451
6/02/16	0.290%	30,000	29,990,667
7/25/16	0.320%	500	499,504
8/10/16	0.350%	1,000	998,794
U.S. Treasury Bill
6/09/16	0.130%	75,000	74,955,597
6/16/16	0.150%	100,000	99,925,824
7/07/16	0.150%	50,000	49,953,472
9/01/16	0.260%	25,000	24,958,957
9/15/16	0.260%	100,000	99,807,820
9/29/16	0.300%	50,000	49,900,382
U.S. Treasury Notes
6/30/16	0.280%	50,000	50,213,490
7/31/16	0.330%	100,000	100,020,666
8/15/16	0.340%	150,000	150,070,237
10/31/17(a)	0.360%	50,000	49,877,440
8/31/16	0.370%	50,000	50,079,045
9/15/16	0.380%	100,000	100,140,830
1/31/18(a)	0.410%	35,000	35,019,782

			5,750,239,764

Repurchase Agreements – 22.2%
Bank of America NA 0.29%, dated 4/29/16 due 5/02/16 in the amount of $150,003,625 (collateralized by $205,087,000 Federal Farm Credit Systemwide Bonds and Federal National Mortgage Association, 0.00% to 4.88% due 10/15/19 to 9/15/60, value $153,000,190)		150,000	150,000,000

4	• AB FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Suisse Securities LLC 0.28%, dated 4/29/16 due 5/02/16 in the amount of $100,002,333 (collateralized by $101,265,000 U.S. Treasury Note, 1.38% due 1/31/21, value $102,001,617)	$100,000	$100,000,000
Federal Reserve Bank NY 0.25%, dated 4/29/16 due 5/02/16 in the amount of $275,005,729 (collateralized by $264,166,300 U.S. Treasury Note, 2.00% to 2.13% due 11/30/20 to 11/15/21, value $275,005,749)	275,000	275,000,000
HSBC Securities (USA), Inc. 0.26%, dated 4/29/16 due 5/02/16 in the amount of $50,001,083 (collateralized by $41,532,900 U.S. Treasury Bond and U.S. Treasury Note, 2.00% to 4.50% due 11/30/20 to 5/15/38, value $51,001,903)	50,000	50,000,000
HSBC Securities (USA), Inc. 0.28%, dated 4/29/16 due 5/02/16 in the amount of $250,005,833 (collateralized by $251,435,000 U.S. Treasury Note, 1.37% due 4/30/20, value $255,005,950)	250,000	250,000,000
JPMorgan Securities LLC 0.26%, dated 4/29/16 due 5/02/16 in the amount of $300,006,703 (collateralized by $291,971,000 U.S. Treasury Note, 2.25% due 11/30/24, value $306,006,837)	300,000	300,000,203
Mizuho Securities USA, Inc. 0.30%, dated 4/29/16 due 5/02/16 in the amount of $200,005,000 (collateralized by $199,574,000 U.S. Treasury Note, 1.62% due 8/31/19, value $204,005,100)	200,000	200,000,000
Mizuho Securities USA, Inc. 0.32%, dated 4/29/16 due 5/02/16 in the amount of $32,000,853 (collateralized by $29,919,200 U.S. Treasury Note, 2.75% due 11/15/23, value $32,640,088)	32,000	32,000,000
RBC Capital Markets, LLC 0.29%, dated 4/29/16 due 5/02/16 in the amount of $75,001,813 (collateralized by $103,734,184 Federal National Mortgage Association and Government National Mortgage Association, 2.10% to 4.00% due 4/01/36 to 5/01/46, value $76,500,000)	75,000	75,000,000
Toronto-Dominion Bank NY 0.27%, dated 4/29/16 due 5/02/16 in the amount of $205,504,624 (collateralized by $187,491,100 Federal Farm Credit Systemwide Bonds, Federal National Mortgage Association and U.S. Treasury Note, 0.42% to 6.75% due 10/31/17 to 2/15/46, value $209,610,045)	205,500	205,500,000

		1,637,500,203

AB FIXED-INCOME SHARES, INC. •	5

Portfolio of Investments

U.S. $ Value

Total Investments – 100.0% (cost $7,387,739,967)	$7,387,739,967
Other assets less liabilities – 0.0%	732,609

Net Assets – 100.0%	$7,388,472,576

*	Represents annualized yield at date of reporting or stated coupon.

(a)	Floating Rate Security.

See notes to financial statements.

6	• AB FIXED-INCOME SHARES, INC.

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016

Assets
Investments in securities, at value (cost $5,750,239,764)	$5,750,239,764
Repurchase agreements, at value (cost $1,637,500,203)	1,637,500,203
Cash	313,020
Interest receivable	2,858,153

Total assets	7,390,911,140

Liabilities
Payable for capital stock redeemed	2,215,958
Administrative fee payable	21,819
Transfer Agent fee payable	3,155
Accrued expenses	197,632

Total liabilities	2,438,564

Net Assets	$7,388,472,576

Composition of Net Assets
Capital stock, at par	$3,694,257
Additional paid-in capital	7,384,816,950
Accumulated net realized loss on investment transactions	(38,631)

Net Assets	$7,388,472,576

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	7,388,514,064

Net Asset Value Per Share	$1.00

See notes to financial statements.

AB FIXED-INCOME SHARES, INC. •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Investment Income
Interest		$15,599,389

Expenses
Custodian	$273,529
Legal	140,830
Administrative	57,262
Audit and tax	47,363
Transfer agency	20,049
Directors’ fees	19,640
Printing	11,731
Registration fees	293
Miscellaneous	112,211

Total expenses		682,908

Net investment income		14,916,481

Realized Gain on Investment Transactions
Net realized gain on investment transactions		6,762

Contributions from Affiliates (see Note B)		86

Net Increase in Net Assets from Operations		$14,923,329

See notes to financial statements.

8	• AB FIXED-INCOME SHARES, INC.

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Increase in Net Assets from Operations
Net investment income	$14,916,481	$5,178,306
Net realized gain on investment transactions	6,762	64,653
Contributions from Affiliates (see Note B)	86	– 0	–

Net increase in net assets from operations	14,923,329	5,242,959
Dividends and Distributions to Shareholders from
Net investment income	(14,916,481)	(5,178,306)
Net realized gain on investment transactions	(86,592)	(23,540)
Capital Stock Transactions
Net increase (decrease)	(340,084,010)	1,958,179,950

Total increase (decrease)	(340,163,754)	1,958,221,063
Net Assets
Beginning of period	7,728,636,330	5,770,415,267

End of period (including undistributed net investment income of $ – 0 – and $ – 0 –, respectively)	$7,388,472,576	$7,728,636,330

See notes to financial statements.

AB FIXED-INCOME SHARES, INC. •	9

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

NOTE A

Significant Accounting Policies

AB Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the Government STIF Portfolio (the “Portfolio”). The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. Prior to June 1, 2016 the Portfolio offered one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. Effective June 1, 2016, the Portfolio adopted a multi-class plan under Rule 18f-3 of the Investment Company Act of 1940. Pursuant to the plan, the Portfolio is authorized to issue 11 classes of shares: Class AB, Institutional Class, Class 1, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z. Only Class AB and Institutional Class are currently being offered. Shareholders who owned shares of the Portfolio prior to June 1, 2016 will be Class AB shareholders. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

10	• AB FIXED-INCOME SHARES, INC.

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
U.S. Government & Government Sponsored Agency Obligations	$	– 0	–	$5,750,239,764		$	– 0	–	$5,750,239,764
Repurchase Agreements		1,637,500,203		– 0	–		– 0	–	1,637,500,203

Total(a)		$1,637,500,203		$5,750,239,764		$	– 0	–	$7,387,739,967

(a)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB FIXED-INCOME SHARES, INC. •	11

Notes to Financial Statements

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Fund’s Board of Directors (the “Board”), including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

12	• AB FIXED-INCOME SHARES, INC.

Notes to Financial Statements

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income and are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

6. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

During the year ended April 30, 2016, under the terms of the Advisory Agreement, the Portfolio paid no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Board. Pursuant to the Advisory Agreement, the Portfolio paid $57,262 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended April 30, 2016. During the year ended April 30, 2016, the Adviser reimbursed the Fund $86 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended April 30, 2016.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

At April 30, 2016, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

AB FIXED-INCOME SHARES, INC. •	13

Notes to Financial Statements

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$15,002,931	$5,201,846
Long-term capital gains	142	– 0	–

Total distributions paid	$15,003,073	$5,201,846

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(38,631	)(a)

Total accumulated earnings/(deficit)	$(38,631)

(a)	As of April 30, 2016, the Fund had a post-October short-term capital loss deferral of $38,631. This loss is deemed to arise on May 1, 2016.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carryforward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences were due to contributions from the Adviser, and resulted in a net decrease in accumulated net realized loss, and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE D

Capital Stock

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended April 30, 2016	Year Ended April 30, 2015

Shares sold	37,014,301,008	38,841,883,650

Shares issued in reinvestment of dividends and distributions	14,929,525	5,193,500

Shares redeemed	(37,369,314,543)	(36,888,897,200)

Net increase (decrease)	(340,084,010)	1,958,179,950

NOTE E

Risks Involved in Investing in the Portfolio

Money Market Fund Risk and Regulatory Developments—Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is gen-

14	• AB FIXED-INCOME SHARES, INC.

Notes to Financial Statements

erally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

Under recently adopted changes to Rule 2a-7, the Portfolio is permitted, but not required, at the discretion of the Fund’s Board, under certain circumstances of impaired liquidity of the Portfolio’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Portfolio’s Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions under any circumstances.

Interest Rate Risk—Changes in interest rates will affect the yield and value of the Portfolio’s investments in short-term securities. A decline in interest rates will affect the Portfolio’s yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

Credit Risk—Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement

AB FIXED-INCOME SHARES, INC. •	15

Notes to Financial Statements

to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE G

Other Matters

At a meeting held on March 9, 2016, the Board of the Portfolio approved the following actions relating to the Portfolio;

(i)	an amendment to the Portfolio’s advisory agreement, and submission to shareholders for approval, to add an advisory fee equal to 0.20% of the Portfolio’s average daily net assets;

(ii)	establishment of additional classes of shares, including Class AB, Institutional Class, Class 1, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z;

(iii)	the renaming of the Portfolio as “AB Government Money Market Portfolio”; and

(iv)	the adoption of a policy for the Portfolio to invest, under normal circumstances, at least 80% of its net assets in government securities and repurchase agreements that are collateralized by government securities.

The amended advisory agreement was subsequently approved by the Portfolio’s shareholders at a meeting held on May 6, 2016. Effective June 1, 2016, the Portfolio pays the Adviser an advisory fee equal to 0.20% of the Portfolio’s average daily net assets.

The above changes approved by the Board on March 9, 2016 were effective on June 1st. Also at the March 9, 2016 Board meeting, the Board determined in accordance with Rule 2a-7 under the 1940 Act, to not impose liquidity fees or redemption suspensions with respect to the Portfolio.

NOTE H

Subsequent Events

Effective June 1, 2016, the Portfolio adopted a multi-class plan under Rule 18f-3 of the Investment Company Act of 1940. Pursuant to the plan, the Portfolio is authorized to issue 11 classes of shares: Class AB, Institutional Class, Class 1, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z. Only Class AB and Institutional Class are currently being offered. Shareholders who owned shares of the Portfolio prior to June 1, 2016 will be Class AB shareholders.

16	• AB FIXED-INCOME SHARES, INC.

Notes to Financial Statements

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

AB FIXED-INCOME SHARES, INC. •	17

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended April 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)(b)	.00		.00		.00		.00		.00
Net realized and unrealized gain on investment transactions(b)	.00		.00		.00		.00		.00
Contributions from Affiliates	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations(b)	.00		.00		.00		.00		.00

Less: Dividends and Distributions
Dividends from net investment income(b)	(.00)		(.00)		(.00)		(.00)		(.00)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.00	)(b)	(.00	)(b)	– 0	–	– 0	–

Total dividends and distributions(b)	(.00)		(.00)		(.00)		(.00)		(.00)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.22%		.08%		.08%		.14%		.09%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$7,388		$7,729		$5,770		$5,408		$5,809
Ratio to average net assets of:
Expenses	.01%		.01%		.01%		.01%		.01%
Net investment income	.21%		.08%		.08%		.14%		.09%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

18	• AB FIXED-INCOME SHARES, INC.

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Fixed-Income Shares, Inc. and the Shareholders of AB Government STIF Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Government STIF Portfolio (the “Portfolio”), the portfolio constituting AB Fixed-Income Shares, Inc., as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Government STIF Portfolio of AB Fixed-Income Shares, Inc. at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2016

AB FIXED-INCOME SHARES, INC. •	19

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2016.

For foreign shareholders, 96.31% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

20	• AB FIXED-INCOME SHARES, INC.

BOARD OF DIRECTORS

Marshall C. Turner, Jr., Chairman

John H. Dobkin

Michael J. Downey

William H. Foulk, Jr.

D. James Guzy

Nancy P. Jacklin

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody

Earl D. Weiner

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

Lucas Krupa, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

AB FIXED-INCOME SHARES, INC. •	21

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

22	• AB FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2006)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim of fulltime CEO roles and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He is Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1993)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	110	None

AB FIXED-INCOME SHARES, INC. •	23

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2006)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

24	• AB FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2006)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

AB FIXED-INCOME SHARES, INC. •	25

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

26	• AB FIXED-INCOME SHARES, INC.

Management of the Fund

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Pricing Committee.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB FIXED-INCOME SHARES, INC. •	27

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 60	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Maria R. Cona 61	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2011.

Edward J. Dombrowski 38	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2011.

Lucas Krupa 29	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

28	• AB FIXED-INCOME SHARES, INC.

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At the Board meeting held on March 9, 2016, the Adviser presented its recommendation that the Board of Directors (the “Board” or “Directors”) consider and approve an amended and restated investment advisory agreement (the “Amended Agreement”) between AB Fixed-Income Shares, Inc. (the “Company”) in respect of Government STIF Portfolio (the “Fund”), a series of the Company, which includes an annualized management fee of 0.20% of the Fund’s average daily net assets. The Adviser explained that the Fund is made available currently only to institutional clients of the Adviser and its advisory affiliates, including other mutual funds advised by the Adviser or its advisory affiliates. In light of the recent regulatory changes applicable to money market funds and corresponding changes to the money market funds offered through the AB fund complex, the Adviser recommended that the Fund be made available for purchase by investors who are not advisory clients of the Adviser or its affiliates and noted that it would be appropriate for the Fund to pay a management fee in such circumstances. The Adviser noted that, in order to avoid the payment of duplicative advisory fees, it would partially waive or reimburse fees payable to it directly by its institutional advisory clients that invest in the Fund and that as a result such clients would not bear the proposed management fee, except that certain institutional advisory clients that invest cash collateral from securities lending in the Fund will bear management fees of up to seven basis points. The Adviser noted that such waivers or reimbursements would not affect the management fees payable to it by the Fund.

The Adviser stated that the proposed changes to the investment advisory agreement, including the proposed imposition of a management fee, and to the Fund generally, are intended to conform the Fund and its arrangements to those typically provided by other funds in the AB fund complex, notably a management fee and share classes that are consistent with those other similarly situated funds.

At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two year period, at an in-person meeting held on March 9, 2016. The Board, including the Independent Directors, recommended approval of the Amended Agreement by stockholders.

At its March 9, 2016 meeting, the Board also granted approval for (i) the Fund to change its name to “AB Government Money Market Portfolio”, (ii) the Company to adopt a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, and (iii) the Fund to reclassify its existing class of shares as Class AB shares and to create ten new share classes (Institutional Class, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z and Class 1). The changes will be effective on or about May 31, 2016.

AB FIXED-INCOME SHARES, INC. •	29

The Directors last approved the continuance of the Fund’s Current Agreement at a meeting held on November 3-5, 2015. In connection with the establishment of the Fund, the sole stockholder of the Fund approved the Current Agreement on May 3, 2006.

Prior to their approval of the Amended Agreement at their March 9, 2016 meeting, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed management fee. The Directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the Current Agreement with the exception of the imposition of a management fee under the Amended Agreement. The Directors believe the management fee will allow the Adviser to receive fees for its services that are competitive with fees paid by many other money market funds to their investment managers.

In considering the Amended Agreement, the Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information from the Adviser.

The Directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the Amended Agreement, including the proposed management fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Directors considered relevant in the exercise of

30	• AB FIXED-INCOME SHARES, INC.

their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Amended Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the Current Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made subject to approval by the Directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Amended Agreement. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s Current Agreement at the November 2015 meeting, the Directors had reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund (which, under the Current Agreement, pays no management fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Agreement and the Directors recognized that such information for 2016 and subsequent years would differ significantly from that reviewed previously as a result of the imposition of a management fee.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the

AB FIXED-INCOME SHARES, INC. •	31

Adviser’s future profitability would be somewhat lower without these benefits. The Directors also understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Directors in connection with the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the Directors reviewed information prepared by Broadridge Financial Solutions, Inc., an analytical service that is not affiliated with the Adviser (“Broadridge”), showing the performance of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broader array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance as compared with the Lipper Money Market Funds Average (the “Lipper Average”) and the Barclays U.S. Treasury Bills Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the Lipper Average and the Index) the period since inception (December 2006 inception). The Directors noted that, on a net return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. On a gross return basis, the Fund was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund outperformed the Lipper Average in all periods. It outperformed the Index in the 1- and 3-year periods and the period since inception and matched it in the 5-year period. Based on their review, the Directors concluded that the Fund’s relative performance was satisfactory.

At the March 2016 meeting, the Directors reviewed performance information for the periods ended January 31, 2016. The Directors noted that, on a net return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe in the 1-, 3- and 5- year periods. On a gross return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund outperformed the Lipper Average in all periods. It matched the Index in the 5-year period and outperformed it in all other periods. Based on their review, the Directors concluded that the Fund’s relative performance was satisfactory. They noted that the Fund’s future performance would be affected by the imposition of the management fee in the Amended Agreement.

32	• AB FIXED-INCOME SHARES, INC.

Management Fees and Other Expenses

The Directors considered the proposed management fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning management fee rates paid by other funds in the same Lipper category as the Fund based on projected net assets of $8 billion ($7.0 billion and $1.0 billion, respectively for Class AB shares and Institutional Class shares). The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the Directors showed that, at the Fund’s projected size of $8 billion, its proposed contractual management fee rate of 20 basis points was in line with the Fund’s expense group median of 20.5 basis points.

The Directors recognized that the Adviser’s total compensation from the Fund pursuant to the Amended Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Amended Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The Directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the Directors reviewed the relevant management fee information from the Adviser’s Form ADV, the form used by investment advisers to register as such with the SEC, and the evaluation from the Fund’s Senior Officer. The Directors noted that the institutional fee rate for the Fund’s projected level of assets was lower than the Fund’s proposed fee rate. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, as well as the difference in fee structure, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors considered that the Fund under the Amended Agreement has the same management fee as another AB money market fund advised by the Adviser that invests in U.S. Government securities.

AB FIXED-INCOME SHARES, INC. •	33

The Directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed management fee is reasonable.

The Directors also considered the actual net and projected gross expense ratios of the Class AB shares and the Institutional Class shares of the Fund compared with the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective and load type. The Fund’s total expense ratios were estimated by the Adviser based on projected net assets: $7.0 billion and $1.0 billion, respectively for Class AB shares and Institutional Class shares.

The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view the actual net and projected gross expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the Directors showed that the Fund’s Class AB projected gross expense ratio was lower than the Expense Group and the Expense Universe medians. The Fund’s Institutional Class projected gross expense ratio also was lower than the Expense Group and the Expense Universe medians. The Directors concluded that the Fund’s projected expense ratios were satisfactory.

Economies of Scale

The Directors noted that the proposed management fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in

34	• AB FIXED-INCOME SHARES, INC.

the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB FIXED-INCOME SHARES, INC. •	35

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Fixed-Income Shares, Inc. (the “Fund”) with respect to AB Government STIF Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the amendments to the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010).

1	The Senior Officer’s fee evaluation was completed on February 25, 2016 and discussed with the Board of Directors on March 9, 2016.

2	Future references to the Portfolio do not include “AB.”

36	• AB FIXED-INCOME SHARES, INC.

In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

Currently, the Portfolio offers one class of shares, which is held by other registered investment companies (the “AB Mutual Funds”) and collective investment trusts advised by the Adviser as well as other affiliated accounts. The Adviser proposed that the Portfolio adopt a multi-class plan under Rule 18f-3 under the 1940 Act, which would authorize the Portfolio to issue eleven classes of shares.4 Class AB and Institutional Class will be offered initially. Under the proposal, current shareholders will be placed in Class AB shares.

In connection with the opening of the Portfolio to external investors, the Adviser proposed the establishment of an advisory fee, set forth in the table below, to be paid by the Portfolio for investment advisory services. The Adviser also proposed changing the Portfolio’s name to AB Government Money Market Portfolio.

Portfolio	Advisory Fee Schedule Based on Average Daily Net Assets
Government STIF Portfolio	0.20% (flat fee)

The Portfolio’s current shareholders (which are proposed to become Class AB) are not charged an advisory fee; however, under the proposal, the Adviser will waive its management fee at the investor level in an amount equal to each Class AB shareholder’s proportionate share of the Portfolio’s effective management fee.5

The Adviser asked the Board to approve the use of the Portfolio as the investment vehicle for the cash collateral received by the AB Mutual Funds engaged in securities lending. Under a securities lending program, the AB Mutual Funds receive cash as collateral from each borrower. State Street Bank and Trust Company and Brown Brothers Harriman & Co., as agents for the AB Mutual Funds, receive and maintain collateral for each loan in an amount equal to 102% of the current market value for U.S. securities on loan and 105% for non-U.S. securities.

3	Jones v. Harris at 1427. The Supreme Court remanded the case to the Seventh Circuit Court of Appeals to apply the Gartenberg standard. On August 5, 2015, the Seventh Circuit affirmed the district court’s grant of summary judgment. On August 20, 2015, the plaintiffs filed a petition for rehearing by the Seventh Circuit en banc.

4	The eleven share classes include Class AB, Institutional Class, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, and Class 1.

5	The effective management fee could be different from the stated advisory fee to the extent that the Adviser is waiving a portion of its fee to maintain a competitive yield.

AB FIXED-INCOME SHARES, INC. •	37

The Adviser will waive its management fee for the investing AB Mutual Funds that participate in securities lending (the “AB Lending Funds”) in an amount equal to the difference between each AB Lending Fund’s proportionate share of the Portfolio’s effective management fee and seven basis points, such that, in effect, the AB Lending Funds will pay the Adviser a securities lending fee of 0.07% on the securities collateral.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $49,261 (0.002% of the Portfolio’s average daily net assets) for such services.

Set forth below is the total expense ratio of the Portfolio for the most recent semi-annual period:

Portfolio	Total Expense Ratio (%)	Fiscal Year
Government STIF Portfolio	0.01%	April 30, 2015 (ratio as of October 31, 2015)

The Adviser projects the following gross expense ratios for the Portfolio based on its estimate of the Portfolio’s net assets, $7.0 billion and $1.0 billion, respectively for Class AB and Institutional Class shares.

Fund	Class	Projected Gross Expense Ratio
Government STIF Portfolio[6]	Class AB	0.208%
	Institutional Class	0.212%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for

6	The difference (0.004%) between the projected gross expense ratios for Class AB and Institutional Class shares is attributable to transfer agent expenses (0.003%) and other non-management expenses (0.001%).

38	• AB FIXED-INCOME SHARES, INC.

the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s proposed advisory fees.8

Portfolio	Projected Net Assets ($billion)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio’s Proposed Advisory Fee
Government STIF Portfolio	$8.0	Fixed Income Money Market 0.10% (no breakpoints) Minimum account size: $100m	0.100%	0.200%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB FIXED-INCOME SHARES, INC. •	39

The Adviser manages AB Government Reserves Portfolio, which is a government money market fund, and its advisory fee schedule is set forth in the table below:

AB Mutual Fund	Advisory Fee Schedule
AB Government Reserves Portfolio	0.20% (no breakpoints)

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the U.S., generally Luxembourg, Japan and Taiwan, and sold to non-United States resident investors. The AllianceBernstein Investments Taiwan Limited mutual funds (“ITL”), which are offered to investors in Taiwan, have an “all-in” fee to compensate the Adviser for investment advisory as well as the ITL fund’s custodian for custody related services. The fee schedule of the ITL mutual fund that has a somewhat similar investment style as the Portfolio is set forth in the table below:

ITL Fund	Advisory Fee	Custodian Fee	Management Fee
Money Market Fund[9]	0.10%	0.05%	0.150%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, an analytical service that is not affiliated with the Adviser, compared the fees proposed to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.10,11 Broadridge’s analysis included the comparison of each Portfolio’s contractual management

9	The ITL Money Market Fund invests in local Taiwanese money market instruments, including time deposits, repurchase agreements, and other short-term securities. The ITL Money Market Fund does not follow Rule 2a-7 guidelines.

10	The Adviser cautions against relying too heavily on comparisons with fees charged to mutual funds by other advisers since comparisons may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s length. Jones v. Harris at 1429. Recently, in Gallus II, the Eight Circuit stated, “less deference is given to the Board’s judgment than would have been the case had Ameriprise been candid about the fees it charged its clients and had the Board not focused primarily on tethering the fees to the industry median.” Gallus II at 9.

11	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

40	• AB FIXED-INCOME SHARES, INC.

fee,12 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EG Quintile
Government STIF Portfolio	0.200	0.205	6/15	2

Broadridge also compared the Portfolio’s actual net and projected gross expense ratios to those of the Portfolio’s EG peers and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Fund	Expense Ratio (%)[15]	EG Median (%)	EG Rank	EG Quintile	EU Median (%)	EU Rank	EU Quintile
Government STIF Portfolio
Projected Gross
Class AB	0.208	0.214	7/15	3	0.264	13/43	2
Institutional Class	0.212	0.214	7/15	3	0.264	15/43	2
Actual Net	0.009	0.075	1/16	1	0.074	1/42	1

12	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Broadridge peer group.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

14	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s total expense ratios were estimated by the Adviser based on projected net assets: $7.0 billion and $1.0 billion, respectively for Class AB and Institutional Class shares.

AB FIXED-INCOME SHARES, INC. •	41

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee directly to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the institutional clients that utilize the Portfolio to invest short-term cash. The profitability of the Portfolio, which increased in 2014 relative to 2013, was calculated using a weighted average of the profitability of the institutional clients which invest in the Portfolio, in addition to any fund specific revenue or expense item.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

AB Investor Services (“ABIS”), an affiliate of the Adviser, is the transfer agent of the Portfolio. The current annual fee paid by the Portfolio is $18,000. The Adviser proposed an amendment to the Transfer Agency Agreement between the Portfolio and ABIS to reflect the inclusion of the new share classes for the Portfolio. ABIS proposes to charge its current standard fee schedule for providing transfer agency services to the Porfolio with respect to Classes A, B, C, R, K, I, Z and 1. With respect to shares of Class AB, ABIS proposes to charge $18,000, the same fee currently being paid by the Portfolio. With respect to the Institutional Class, ABIS has proposed a fee of 0.25 of 1 basis point. The Portfolio will also pay ABIS for out-of-pocket expenses.

42	• AB FIXED-INCOME SHARES, INC.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB FIXED-INCOME SHARES, INC. •	43

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of $456 billion as of January 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3 and 5 year net and gross performance returns and rankings of the Portfolio19 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”) for the period ended January 31, 2016.20

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PG Quintile	PU Rank	PU Quintile
Government STIF Portfolio
Net
1 year	0.15	0.03	0.03	1/15	1	1/49	1
3 year	0.11	0.02	0.02	1/15	1	1/47	1
5 year	0.11	0.01	0.02	1/15	1	1/45	1

Government STIF Portfolio
Gross
1 year	0.15	0.12	0.12	2/15	1	5/49	1
3 year	0.11	0.11	0.11	6/15	2	20/47	3
5 year	0.12	0.12	0.13	8/15	3	24/45	3

19	The performance returns of the Portfolio were provided Broadridge.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

44	• AB FIXED-INCOME SHARES, INC.

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark:21

	Periods Ending January 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Government STIF Portfolio	0.15	0.11	0.11	N/A	0.95
Lipper Money Market Funds Average [22]	0.02	0.01	0.02	N/A	0.79
Barclays U.S. Treasury Bills Index	0.10	0.09	0.11	N/A	0.92
Inception Date: December 13, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 31, 2016

21	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2016.

22	Benchmark inception is the nearest month end after the Portfolio’s actual inception date.

AB FIXED-INCOME SHARES, INC. •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

46	• AB FIXED-INCOME SHARES, INC.

AB Family of Funds

NOTES

AB FIXED-INCOME SHARES, INC. •	47

NOTES

48	• AB FIXED-INCOME SHARES, INC.

NOTES

AB FIXED-INCOME SHARES, INC. •	49

NOTES

50	• AB FIXED-INCOME SHARES, INC.

NOTES

AB FIXED-INCOME SHARES, INC. •	51

NOTES

52	• AB FIXED-INCOME SHARES, INC.

AB FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0151-0416

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit – Related Fees	Tax Fees
AB Fixed Income Shares
Government STIF Portfolio	2015	$27,167	$—	$14,016
	2016	$27,991	$—	$17,907

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Fixed Income Shares
Government STIF Portfolio*	2015	$421,891	$14,016
			$—
			$(14,016)

	2016	$478,802	$17,907
			$—
			$(17,907)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Fixed Income Shares, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2016